Exhibit 10.3.5

APPLE HOMES CORP.       FIRST NATIONAL BANK & TRUST
3633 WHEELER RD.        COMPANY                     Line of Credit No.__________
AUGUSTA, GA  30809      316 WEST HILL STREET        Date January 27, 1999
                        THOMSON,  GA  30824         Max. Credit Amt. $100,000.00
                                                    Loan  Ref. No. BL1112752901

BORROWER'S NAME AND ADDRESS     LENDER'S NAME AND ADDRESS
"I" Includes each borrower      "You" means the lender, its successors & assigns
above, joint & severally



You have extended to me a line of credit in the AMOUNT of ONE HUNDRED THOUSAND AND NO/100 $ 100,000.00

You will make loans to me from time to time until 09:00 a. m. on August 27, 1999**. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.
     This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1.   AMOUNT: This line of credit is:
     [X] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
     a.   have borrowed the maximum amount available to me;
     b.   This line of credit has expired;
     c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
     d. I have violated any term of this line of credit or any note or either agreement entered into in connection with this line of credit;
     e.
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

     [ ]  DISCRETIONARY:  You may refuse to make a loan to me under this line of
     credit   one  the   aggregate   outstanding   advances   equal  or   exceed
     _______________________________.  $____________________________.

Subject to the obligatory or discretionary limitations above, this line of credit is:
     [X]Open End (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.
     [ ]Closed End: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note I signed January 27, 1999, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows: PER CUSTOMER REQUEST AND LOAN OFFICER APPROVAL.__________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:

    [X] security agreement dated January 27, 1999       [X] UCCI SIGNED 1/27/99
    [ ] mortgage dated __________________________       [ ] ____________________
    [X]  guaranty dated January 27, 1999                [ ] ____________________

                                                                  Exhibit 10.3.5


4.  REMEDIES:  If I am in default on the  note(s),  you may:

     a.   take any action as provided in the related documents;
     b.   without notice to me, terminate this line of credit;
          By selecting any of these remedies, you do not give up your right to later use any other remedy. By deciding not to use any remedy, should you default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement, I will pay your reasonable attorney's fees, where permitted by law. I will pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:

     a. maintain books and records of my operations relating to the need for this line of credit;
     b. permit you or any of your representatives to inspect and/or copy these records;
     c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
     d.   permit  you to make any  advance  payable to the seller (or seller and
          me) of any items being purchased with that advance;
     e.
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

                                           SIGNATURES: I AGREE TO THE TERMS OF
                                           THIS LINE OF CREDIT AND HAVE RECEIVED
                                           A COPY ON TODAY'S DATE.
FOR THE LENDER

/S/ Mike Carrington                        APPLE HOMES CORP
-------------------                        ----------------
MIKE CARRINGTON

Title ASSISTANT VICE PRESIDENT             By /S/ E. Samuel Evans
------------------------------             ----------------------
                                           E. SAMUEL EVANS, PRESIDENT

ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on pages 1 and 2, "[X]" means the terms that apply to this loan. "I", "me", or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW - The law in the state of Georgia will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not effect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS - Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than is allowed by law and this agreement, you agree to refund it to me.

INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.

POST MATURITY RATE - For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS - If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph on page 2.

MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

SET-OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you. "Right to receive money from you" means:

     (1)  any deposit account balance I have with you;
     (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and,
     (3)  any repurchase agreement or other nondeposit obligation.

     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set-off. This total includes any balance the due date for which you properly accelerate under this note.

     If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

     You will not be liable for the dishonor of any check when the dishonor occurs because you set-off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.

DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the Property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate, and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R Part 1940, Subpart G, Exhibit M.

REMEDIES - If I am in default on this note you have, but are not limited to, the following remedies:

     (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges).
     (2) You may set-off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.
     (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
     (4) You may refuse to make advances to me or allow purchases on credit by me.
     (5)  You may use any remedy you have under state or federal law.
     (6) You may make use of any remedy given to you in any agreement securing this note.

By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree t pay any fee, not to exceed 15 percent of the principal and interest then owed, you incur with such attorney plus court costs (except here prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER- I give up my rights to require you to do certain things. I will not require you to:

     (1)  demand payment of amounts due (presentmen
     (2)  obtain official certification of nonpayment (protest);
     (3)  give notice that amounts due have not been paid (notice of  dishonor);
          or
     (4) give me notice prior to seizure of my personal property when you are seeking to foreclose a secured interest in any of my personal property used to secure a commercial transaction.

     I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, o r renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION - I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.


SIGNATURES AND SEALS: IN WITNESS WHEREOF, I HAVE SIGNED MY NAME AND AFFIXED MY SEAL ON THIS 27TH DAY OF January, 1999. BY DOING SO, I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGES 1 AND 2) I HAVE RECEIVED A COPY ON TODAY'S DATE.

APPLE HOMES CORP               (seal)     ________________________________(seal)
----------------               ------

By:/s/ E. SAMUEL EVANS         (seal)     ________________________________(seal)
----------------------         ------
E. SAMUEL EVANS, PRESIDENT

_______________________________(seal)     ________________________________(seal)


SIGNATURE FOR LENDER: X /s/ Mike Carrington
-------------------------------------------
MIKE CARRINGTON